EXHIBIT A

            VERMONT YANKEE NUCLEAR POWER CORPORATION
           STATEMENTS OF INCOME AND RETAINED EARNINGS
              FOR THE YEAR ENDED DECEMBER 31, 1996

Operating revenues                                        $181,715,081

Operating expenses
  Nuclear fuel expense                                      18,810,015
  Other operation expense                                   76,389,994
  Maintenance expense                                       33,216,181
  Depreciation and amortization expense                     14,703,068
  Decommissioning expense                                   12,672,041
  Taxes on income                                            2,029,786
  Property and other taxes                                   9,188,834
                                                        ---------------
    Total operating expenses                               167,009,919
                                                        ---------------
    Operating income                                        14,705,162
                                                        ---------------
Other income and deductions
  Net earnings on decommissioning trust                      7,092,659
  Decommissioning expense                                   (7,092,659)
  Interest                                                   4,686,487
  Allowance for equity funds used during construction           99,744
  Taxes on other income                                     (1,791,322)
  Other, net                                                  (144,503)
                                                        ---------------
    Total other income and deductions                        2,850,406
                                                        ---------------
    Income before interest expense                          17,555,568
                                                        ---------------
Interest expense
  First mortgage bonds long-term debt                        5,190,372
  Other long-term debt                                         318,142
  Interest on spent fuel disposal fee obligation             4,719,745
  Other interest expense                                       688,940
  Allowance for borrowed funds used during construction       (347,104)
                                                        ---------------
    Total interest expense                                  10,570,095
                                                        ---------------
Net income                                                   6,985,473
Retained earnings at beginning of period                       845,390
Dividends declared                                           6,130,553
                                                        ---------------
Retained earnings at end of period                          $1,700,310
                                                        ===============

Average number of common shares outstanding                    392,481
Net income per avg share of common stock outstanding             17.80
Dividends per avg share of common stock outstanding              15.62


            VERMONT YANKEE NUCLEAR POWER CORPORATION
                     BALANCE SHEET
                   DECEMBER 31, 1996

ASSETS

UTILITY PLANT

Electric plant, at cost                                   $390,408,434
 Less accumulated depreciation                             238,116,288
                                                        ---------------
                                                           152,292,146
Construction work in progress                                        0
                                                        ---------------
    Net electric plant                                     152,292,146
                                                        ---------------
Nuclear fuel at cost:
  Assemblies in reactor                                     64,988,800
  Spent fuel                                               333,194,089
                                                        ---------------
                                                           398,182,889
Less accumulated depreciation of nuclear fuel              370,845,821
                                                        ---------------
  Net nuclear fuel                                          27,337,068
                                                        ---------------
  Net utility plant                                        179,629,214
                                                        ---------------

CURRENT ASSETS
  Cash and cash equivalents                                  1,109,472
  Accounts receivable from sponsors                         12,254,737
  Other accounts receivable                                  3,322,036
  Materials and supplies, net of amortizaton                17,433,162
  Prepaid expenses                                           4,467,827
                                                        ---------------
    Total current assets                                    38,587,234
                                                        ---------------
DEFERRED CHARGES
  Deferred decommissioning costs                            45,434,155
  Accumulated deferred income taxes                         24,537,227
  Deferred DOE enrichment site decontamination
    and decommissioning fee                                 12,723,331
  Deferred low-level radioactive waste facility expense     26,538,634
  Net unamortized loss on reacquired debt                    2,333,804
  Other deferred charges                                     4,560,332
                                                        ---------------
    Total deferred charges                                 116,127,483
                                                        ---------------
LONG-TERM FUNDS
  Decommissioning trust                                    152,426,620
  Spent fuel disposal fee defeasance trust                  78,228,986
                                                        ---------------
    Total long-term funds                                  230,655,606
                                                        ---------------
                                                          $564,999,537
                                                        ===============


            VERMONT YANKEE NUCLEAR POWER CORPORATION
                     BALANCE SHEET
                   DECEMBER 31, 1996

CAPITALIZATION AND LIABILITIES

CAPITALIZATION
  COMMON STOCK, $100 par value
   Authorized 400,100 shares, issued 400,014
   shares of which 7,533 are held in Treasury               40,001,400
  Additional paid-in capital                                14,226,318
  Treasury stock (7,533 shares at cost)                     (1,129,950)
  Retained earnings                                          1,700,310
                                                        ---------------
    Total common stock equity                               54,798,078
                                                        ---------------
LONG-TERM OBLIGATIONS
  First mortgage bonds Series I 6.480%, 2009                75,845,000
  Eurodollar Agreement                                       4,182,424
                                                        ---------------
    Total long-term obligations                             80,027,424
                                                        ---------------
      Total capitalization                                 134,825,502
                                                        ---------------

Spent fuel disposal fee and accrued interest                93,733,251

CURRENT LIABILITIES
  Accounts payable                                           2,570,700
  Accrued expenses                                          15,977,565
  Accrued low-level waste expenses                           5,795,398
  Accrued interest                                           1,498,974
  Accrued taxes                                              1,404,431
  Other accrued liabilities                                  4,124,424
  Dividends declared                                                 0
                                                        ---------------
    Total current liabilities                               31,371,492
                                                        ---------------

DEFERRED CREDITS
  Accrued decommissioning costs                            204,990,445
  Accumulated deferred income taxes                         46,390,590
  Net regulatory tax liability                               7,344,237
  Accumulated deferred investment tax credit                 5,509,391
  Accrued DOE enrichment site decontamination
    and decommissioning fee                                 10,683,247
  Accrued low-level waste facility expenses                 23,934,781
  Accrued employee benefits                                  6,216,601
                                                        ---------------
    Total deferred credits                                 305,069,292
                                                        ---------------

                                                          $564,999,537
                                                        ===============



              VERMONT ELECTRIC POWER COMPANY, INC.
           STATEMENTS OF INCOME AND RETAINED EARNINGS
              FOR THE YEAR ENDED DECEMBER 31, 1996

Operating revenues
  Transmission service                                     $16,031,323
  Rent of transmission facilities to others                    266,764
  Sales to other utilities                                  32,029,131
                                                        ---------------
    Total operating revenues                                48,327,218
                                                        ---------------

Operating expenses
  Purchased power                                           32,029,131
  Transmission expenses:
   Operation                                                 1,396,978
   Maintenance                                               1,440,765
   Charges for transmission facilities of others               109,729
                                                        ---------------
     Total transmission expenses                             2,947,472

Administrative and general expenses                          5,053,965
Depreciation and amortization                                4,009,477
Taxes other than income taxes                                2,253,428
Income taxes                                                  (576,791)
                                                        ---------------
    Total operating expenses                                45,716,682
                                                        ---------------
    Operating income                                         2,610,536

Other income
  Interest                                                     156,131
  Amortization of investment tax credits                        68,630
  Equity in subsidiary earnings                                667,000
                                                        ---------------
    Total other income                                         891,761
                                                        ---------------
    Operating and other income                               3,502,297
                                                        ---------------

Interest and other deductions
  Interest on bonds                                          2,112,411
  Interest on chattel notes                                     42,479
  Other interest expense                                       171,858
  Allowance for borrowed funds used during
     construction - credit                                     (94,168)
  Amortization of debt expense                                  53,528
  Other income deductions                                          560
                                                        ---------------
    Total interest and other deductions                      2,286,668

Net income - common                                            548,630
Net income - preferred                                         667,000
                                                        ---------------
    Net income                                               1,215,630
Retained earnings at beginning of period-common                151,544
Retained earnings at beginning of period-preferred              78,802
                                                        ---------------
    Subtotal                                                 1,445,976
Deduct dividends declared-common                               540,000
Deduct dividends declared-preferred                            700,000
                                                        ---------------
Retained earnings at end of period-common                      160,174
Retained earnings at end of period-preferred                    45,803
                                                        ---------------
Total retained earnings at end of period                      $205,977
                                                        ===============


              VERMONT ELECTRIC POWER COMPANY, INC.
                        BALANCE SHEET
                      DECEMBER 31, 1996

ASSETS
Utility plant, at original cost                            $96,034,114
Less accumulated depreciation and amortization              49,425,689
                                                        ---------------
Net utility plant                                           46,608,425

Investment in subsidiary at equity                           3,745,803

Current assets:
  Cash                                                         162,040
  Bond sinking fund deposits                                   757,000
  Bond interest deposits                                       397,229
  Accounts receivable                                       17,988,517
  Notes receivable from subsidiary
  Materials and supplies, at average cost                    1,623,772
  Cash surrender value of life insurance                       888,380
  Other                                                        274,435
    Total current assets                                ---------------
                                                            22,091,373

Other assets:
  Long-term receivable                                               0
  Alternative minimum tax credits                              721,841
  Unamortized debt expense                                     182,969
  Miscellaneous                                                714,320
                                                        ---------------
    Total other assets                                       1,619,130

                                                        ---------------
                                                           $74,064,731
                                                        ===============


              VERMONT ELECTRIC POWER COMPANY, INC.
                        BALANCE SHEET
                      DECEMBER 31, 1996

CAPITALIZATION AND LIABILITIES

Capitalization
  Stockholders' investment
   Common stock, $100 par value per share:
    Class B                                                 $6,000,000
    Retained earnings                                          160,174
                                                        ---------------
     Total common stock investment                           6,160,174
                                                        ---------------
   Preferred stock, $100 par value per share
    Class C                                                 10,000,000
    Return of capital                                       (6,300,000)
    Retained earnings                                           45,803
                                                        ---------------
     Total preferred stock investment                        3,745,803
                                                        ---------------
   Total stockholders' investment                            9,905,977
                                                        ---------------

  First mortgage bonds:
    Series I, 8.75% due 2000                                 3,528,000
    Series J, 5.71% due 2003                                20,806,000
    Series K, 7.45% due 2004                                 6,553,000
                                                        ---------------
                                                            30,887,000
  Less bonds to be retired within one year                   3,918,000
                                                        ---------------
                                                            26,969,000
                                                        ---------------

  Other secured debt:
    BancBoston chattel notes                                   481,866
    Less notes to be retired within one year                   277,508
                                                        ---------------
                                                               204,358
                                                        ---------------

                                                        ---------------
     Total capitalization                                   37,079,335
                                                        ---------------

Current liabilities
  Current maturities of long-term obligations                4,195,508
  Notes payable to bank                                      6,950,000
  Accounts payable                                          17,794,194
  Accrued interest on bonds                                    397,228
  Accrued taxes                                                222,986
  Other                                                        111,778
                                                        ---------------
    Total current liabilities                               29,671,694
                                                        ---------------

Regulatory liability                                         2,615,327
Deferred income taxes                                          942,162
Unamortized investment tax credits                             723,672
Deferred compensation                                        2,547,526
Pensions and benefits                                          485,015
                                                        ---------------
                                                           $74,064,731
                                                        ===============

            VERMONT ELECTRIC TRANSMISSION COMPANY, INC.
            STATEMENT OF INCOME AND RETAINED EARNINGS
              FOR THE YEAR ENDED DECEMBER 31, 1996

Operating revenues
  Phase I support charges                                   $5,712,181
  Rental income                                                  4,710
                                                        ---------------
    Total operating revenues                                 5,716,891

Operating expenses
  Transmission expenses
    Operations                                                  19,246
    Maintenance                                                200,700
                                                        ---------------
     Total transmission expenses                               219,946

  Administrative and general expenses                          160,166
  Depreciation and amortization                              2,440,049
  Taxes other than income taxes                                548,032
  Income taxes                                                 500,999
                                                        ---------------
     Total operating expenses                                3,869,192
                                                        ---------------
     Operating income                                        1,847,699

Other income
  Interest                                                       1,620
  Amortization of investment tax credits                       126,809
                                                        ---------------
    Total other income                                         128,429
                                                        ---------------
    Total operating and other income                         1,976,128
                                                        ---------------

Interest and other deductions:
  Interest on long-term secured notes                        1,156,606
  Interest on debt to associated companies                      19,478
  Other interest expense                                       101,499
  Amortization of debt expense                                  31,546
                                                        ---------------
    Total interest and other dedutions                       1,309,129

Net income                                                     667,000

Retained earnings at beginning of period                        78,802
                                                        ---------------
                                                               745,802

Deduct dividends declared                                      700,000
                                                        ---------------
Retained earnings at end of period                             $45,802
                                                        ===============


            VERMONT ELECTRIC TRANSMISSION COMPANY, INC.
                         BALANCE SHEET
                       DECEMBER 31, 1996

ASSETS
Utility plant, at original cost                            $47,776,583
  Less accumulated depreciation and amortization            25,097,563
                                                        ---------------
Net utility plant                                           22,679,020

Current assets
  Cash                                                          83,775
  Accounts receivable-associated                                 3,312
  Materials and supplies at average cost                       102,517
  Prepaid insurance                                              3,683
  Other                                                            697
                                                        ---------------
    Total current assets                                       193,984

Unamortized debt expense                                       107,401
Alternative minimum tax credits                                680,953
                                                        ---------------
Total assets                                               $23,661,358
                                                        ===============


            VERMONT ELECTRIC TRANSMISSION COMPANY, INC.
                         BALANCE SHEET
                       DECEMBER 31, 1996

CAPITALIZATION AND LIABILITIES

Capitalization:
  Stockholders' equity:
    Common stock, $100 par value per share                      $1,000
    Miscellaneous paid-in-capital                            3,699,000
    Retained earnings                                           45,803
                                                        ---------------
     Total common stock equity                               3,745,803
                                                        ---------------

Long-term secured notes, 8.48% due 2006                     12,580,000

Less notes to be retired within one year                     2,060,000
                                                        ---------------
                                                            10,520,000
                                                        ---------------
     Total capitalization                                   14,265,803

Current liabilities
  Notes to be retired within one year                        2,060,000
  Notes payable-bank                                         2,150,000
  Accounts payable - associated                                 31,457
  Accounts payable - nonassociated                             112,695
  Accrued interest on notes                                     41,919
  Accrued taxes                                                 99,891
                                                        ---------------
    Total current liabilities                                4,495,962

Regulatory liability                                           593,796
Deferred income taxes                                        3,116,016
Deferred investment tax credits                              1,189,781
                                                        ---------------
Total capitalization and liabilities                       $23,661,358
                                                        ===============


            GREEN MOUNTAIN POWER CORPORATION
           CONSOLIDATING STATEMENT OF INCOME
          FOR THE YEAR ENDED DECEMBER 31, 1996


                                                             GMPC           VER          Total      Eliminations   Consolidated


Operating Revenues                                        $179,008,691            $0  $179,008,691             $0   $179,008,691
                                                        -------------------------------------------------------------------------
Operating Expenses
  Power Supply                                                                                                                 0
    VY Nuclear Power Corporation                            30,595,723                  30,595,723                    30,595,723
    Company-owned generation                                 3,329,727                   3,329,727                     3,329,727
    Purchases from others                                   66,320,487                  66,320,487                    66,320,487
Other operating                                             17,615,438                  17,615,438                    17,615,438
Transmission                                                10,832,623                  10,832,623                    10,832,623
Maintenance                                                  4,462,729                   4,462,729                     4,462,729
Depreciation & amortizaton                                  16,280,406                  16,280,406                    16,280,406
Taxes other than income                                      6,981,964                   6,981,964                     6,981,964
Income taxes                                                 6,462,592                   6,462,592                     6,462,592
                                                        -------------------------------------------------------------------------
      Total operating expenses                             162,881,689             0   162,881,689              0    162,881,689
                                                        -------------------------------------------------------------------------
        Operating income                                    16,127,002             0    16,127,002              0     16,127,002
                                                        -------------------------------------------------------------------------
Other Income
  Equity in earnings of affiliates and non-utility opera     2,500,982                   2,500,982        379,350      2,880,332
  Allowance for equity funds used during construction          175,071                     175,071                       175,071
  Other income and deductions, net                             554,127                     554,127       (379,350)       174,777
                                                        -------------------------------------------------------------------------
    Total other income                                       3,230,180             0     3,230,180              0      3,230,180
                                                        -------------------------------------------------------------------------
      Income before interest charges                        19,357,182             0    19,357,182              0     19,357,182
                                                        -------------------------------------------------------------------------
Interest Charges
  Long-term debt                                             6,872,266                   6,872,266                     6,872,266
  Other                                                        993,722                     993,722                       993,722
  Allowance for borrowed funds used during construction       (468,151)                   (468,151)                     (468,151)
                                                        -------------------------------------------------------------------------
    Total interest charges                                   7,397,837             0     7,397,837              0      7,397,837
                                                        -------------------------------------------------------------------------
Net Income                                                  11,959,345             0    11,959,345              0     11,959,345
Dividends on preferred stock                                 1,010,809                   1,010,809                     1,010,809
                                                        -------------------------------------------------------------------------
Net Income Applicable to Common Stock                      $10,948,536            $0   $10,948,536             $0    $10,948,536
                                                        =========================================================================



            GREEN MOUNTAIN POWER CORPORATION
      CONSOLIDATING STATEMENT OF RETAINED EARNINGS
          FOR THE YEAR ENDED DECEMBER 31, 1996


                                                             GMPC           VER          Total      Eliminations   Consolidated

Balance - January 1,1996                                   $26,414,350       ($1,897)  $26,412,453             $0    $26,412,453
Net income                                                  11,959,345             0    11,959,345                    11,959,345
                                                        -------------------------------------------------------------------------
  Total                                                     38,373,695        (1,897)   38,371,798              0     38,371,798

Charges:
  Dividends on Capital Stock
    Preferred - 4.75% Class B,$4.75 per share                   14,071                      14,071                        14,071
        -7% Class C,$7 per share                                34,913                      34,913                        34,913
        -9 3/8% Class D,Series 1,$9.375 per share              101,250                     101,250                       101,250
        -8 5/8% Class D,Series 3,$8.625 per share              543,375                     543,375                       543,375
        -7.32% Class D, Series 1, $7.32 per share              317,200                     317,200                       317,200

    Common                                                  10,444,955                  10,444,955                    10,444,955
Other                                                                                            0                             0
                                                        -------------------------------------------------------------------------
    Total                                                   11,455,764             0    11,455,764              0     11,455,764
                                                        -------------------------------------------------------------------------
Balance - December 31, 1996                                $26,917,931       ($1,897)  $26,916,034             $0    $26,916,034
                                                        =========================================================================



            GREEN MOUNTAIN POWER CORPORATION
              CONSOLIDATING BALANCE SHEET
                    DECEMBER 31, 1996

                                                             GMPC           VER          Total      Eliminations   Consolidated


                         ASSETS
ELECTRIC UTILITY

Utility Plant
  Utility plant, at original cost                         $248,134,049          $541  $248,134,590                  $248,134,590
  Less accumulated depreciation                             81,285,776                  81,285,776                    81,285,776
                                                        -------------------------------------------------------------------------
     Net utility plant                                     166,848,273           541   166,848,814              0    166,848,814
  Property under capital lease                               9,006,246                   9,006,246                     9,006,246
  Construction work in progress                             13,997,633                  13,997,633                    13,997,633
                                                        -------------------------------------------------------------------------
          Total utility plant, net                         189,852,152           541   189,852,693              0    189,852,693
                                                        -------------------------------------------------------------------------
Other Investments
  Associated companies, at equity
    Vermont Electric Power Company                           2,952,322                   2,952,322                     2,952,322
    VY Nuclear Power Corporation                             9,768,222                   9,768,222                     9,768,222
    Other                                                   30,040,482                  30,040,482    (22,126,991)     7,913,491
                                                        -------------------------------------------------------------------------
        Total other investments                             42,761,026             0    42,761,026    (22,126,991)    20,634,035
                                                        -------------------------------------------------------------------------
Current Assets
  Cash                                                         238,210                     238,210                       238,210
  Special deposits                                                 210                         210                           210
  Accounts receivable,customers & others,                                                                                      0
    less allowance for doubtful accounts                    17,733,085            57    17,733,142                    17,733,142
  Accrued utility revenues                                   6,661,778                   6,661,778                     6,661,778
  Fuel,materials & and supplies at average cost              3,620,747                   3,620,747                     3,620,747
  Prepayments                                                2,206,368                   2,206,368                     2,206,368
  Other                                                        440,280                     440,280                       440,280
                                                        -------------------------------------------------------------------------
          Total current assets                              30,900,678            57    30,900,735              0     30,900,735
                                                        -------------------------------------------------------------------------

Deferred Charges and Other                                  43,224,348                  43,224,348                    43,224,348

NON UTILITY
 Cash and Cash Equivalents                                     510,839                     510,839                       510,839
 Other Current Assets                                        5,774,782                   5,774,782     (1,795,564)     3,979,218
 Property and Equipment                                     11,225,656                  11,225,656                    11,225,656
 Intangible Assets                                           2,555,310                   2,555,310                     2,555,310
 Other Assets                                               20,881,417                  20,881,417        775,184     21,656,601
                                                        -------------------------------------------------------------------------
                                                            40,948,004             0    40,948,004     (1,020,380)    39,927,624
                                                        -------------------------------------------------------------------------

TOTAL ASSETS                                              $347,686,208          $598  $347,686,806   ($23,147,371)  $324,539,435
                                                        =========================================================================

            GREEN MOUNTAIN POWER CORPORATION
              CONSOLIDATING BALANCE SHEET
                    DECEMBER 31, 1996
                                                             GMPC           VER          Total      Eliminations   Consolidated

             CAPITALIZATION AND LIABILITIES

ELECTRIC UTILITY

Capitalization
  Common Stock Equity
    Common stock                                           $16,789,951          $500    16,790,451                   $16,790,451
    Additional paid-in capital                              68,225,658                  68,225,658                    68,225,658
    Retained earnings                                       26,917,931        (1,897)   26,916,034                    26,916,034
    Reacquired capital stock                                  (378,461)                   (378,461)                     (378,461)
                                                        -------------------------------------------------------------------------
          Total common stock equity                        111,555,079        (1,397)  111,553,682              0    111,553,682
                                                        -------------------------------------------------------------------------
Redeemable cumulative preferred stock                       19,310,000                  19,310,000                    19,310,000

Long-term debt, less current maturities                     94,900,000                  94,900,000                    94,900,000
                                                        -------------------------------------------------------------------------
          Total capitalization                             225,765,079        (1,397)  225,763,682              0    225,763,682
                                                        -------------------------------------------------------------------------
Capital lease obligation                                     9,006,246                   9,006,246                     9,006,246
                                                        -------------------------------------------------------------------------
Current Liabilities
  Current maturities of long-term debt                       3,034,000                   3,034,000                     3,034,000
  Short-term debt                                            1,015,670                   1,015,670                     1,015,670
  Accounts payable, trade                                    6,137,746         1,995     6,139,741                     6,139,741
  Accounts payable to associated companies                   2,584,328                   2,584,328      4,036,872      6,621,200
  Dividends declared                                           381,320                     381,320                       381,320
  Customer deposits                                            689,364                     689,364                       689,364
  Taxes accrued                                                985,856                     985,856                       985,856
  Interest accrued                                           1,381,702                   1,381,702                     1,381,702
  Other                                                        788,163                     788,163                       788,163
                                                        -------------------------------------------------------------------------
          Total current liabilities                         16,998,149         1,995    17,000,144      4,036,872     21,037,016
                                                        -------------------------------------------------------------------------
Deferred Credits
  Accumulated deferred income taxes                         26,725,551                  26,725,551                    26,725,551
  Unamortized investment tax credits                         4,824,893                   4,824,893                     4,824,893
  Other                                                     23,418,286                  23,418,286                    23,418,286
                                                        -------------------------------------------------------------------------
         Total deferred credits                             54,968,730             0    54,968,730              0     54,968,730
                                                        -------------------------------------------------------------------------

NON UTILITY
 Current liabilities                                         6,117,403                   6,117,403     (4,365,130)     1,752,273
 Other liabilities                                          13,678,248                  13,678,248     (1,666,760)    12,011,488
 Stockholders' equity                                       21,152,353                  21,152,353    (21,152,353)             0
                                                        -------------------------------------------------------------------------
                                                            40,948,004             0    40,948,004    (27,184,243)    13,763,761
                                                        -------------------------------------------------------------------------

TOTAL CAPITALIZATION AND LIABILITIES                      $347,686,208          $598  $347,686,806   ($23,147,371)  $324,539,435
                                                        =========================================================================


            GREEN MOUNTAIN PROPANE GAS COMPANY              CONFIDENTIAL
                    INCOME STATEMENT                          TREATMENT
          FOR THE YEAR ENDED DECEMBER 31, 1996

REVENUE
  Residential propane revenue
  Commercial propane revenue
  Transport propane revenue
  Wholesale propane revenue
  Other petroleum products                                      37,067
  Service work                                                 922,753
  Meter service fees                                            21,206
  Rental space and water heating                               191,167
                                                        ---------------
    Total revenue
                                                        ---------------
COST OF SALES
  Propane product
  Cost of sales - service work                                 586,954
  Cost of sales - service freight                                2,268
  Subcontractors - contract work                               105,502
  Petroleum distillates                                         36,979
  Labor capitalized                                            (51,580)
  Sales discounts and allowances                                25,279
                                                        ---------------
    Total cost of sales
                                                        ---------------
Gross profit                                                 3,701,635
                                                        ---------------
OPERATING EXPENSES
  Salaries and wages
  Employee insurance benefits
  Other employee benefits
  Retirement expenses
  Payroll taxes
  Uniforms
  Bad debt expenses
  Advertising
  Sales promotion
  Bank charges
  Outside services
  Donations
  Postage
  Insurance - G/L and property
  Insurance - vehicle
  Insurance - worker's comp
  Legal and accounting
  Dues and subscriptions
  Office expense
  Recruiting
  Rents
  Repairs and maintenence - tanks
  Repairs and maintenence - other
  Tools and supplies
  Taxes
  Penalties
  Telephone
  Training
  Travel and mileage reimbursement
  Entertainment - meals
  Utilities
  Bulk truck maintenance
  Other vehicle maintenance
  Vehicle expense - fuel
  Vehicle fuel - service and other
  Meetings and registration fees

Total operating expenses

Earnings before depreciation and depreciation

Depreciation
Amortization

  Total depreciation and amortization

Earnings before other (income) expense

Other (income) expense
  Interest income
  Interest expense
  Other (income) expense
  Loss (gain) on disposal of asset

    Total other (income) expense

Income before parent charges

Parent company charges
Parent allocation

  Total parent charges/allocation

Income before income taxes

Income taxes

Net income (loss)


            GREEN MOUNTAIN PROPANE GAS COMPANY             CONFIDENTIAL
                     BALANCE SHEET                           TREATMENT
                   DECEMBER 31, 1996

ASSETS

Current Assets
  Cash                                                        $166,004
  Accounts receivable                                        1,049,174
  Accrued income taxes                                         273,635
  Inventory                                                  1,028,575
  Prepaid expenses                                             105,677
                                                        ---------------
    Total current assets                                     2,623,065
                                                        ---------------

Property and equipment
Accumulated depreciation

  Total Property and equipment

Intangible Assets
  Goodwill
  Customer list  White River Junction
  Customer list  Newport
  Non compete covenant
  Non compete covenant  WRJ
  Loan origination fee
  Organization costs
  Development costs



Accumulated amortization

    Total intangible assets


Other assets
  Computer advances                                              6,173
  Non-compete receivable                                        20,000
  Total financed sales                                         119,845
  Work in process                                               10,000
                                                        ---------------
    Total other assets                                         156,018
                                                        ---------------
Total assets


            GREEN MOUNTAIN PROPANE GAS COMPANY             CONFIDENTIAL
                     BALANCE SHEET                           TREATMENT
                   DECEMBER 31, 1996

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
  Accounts payable
  Due to GMP                                                   792,367
  Pre-sold LP contracts                                        189,483
  Budget/fixed price pmt plans                                 107,943
  Payroll taxes payable                                          2,713
  Taxes other payable                                           89,553
  Sales tax payable                                             13,593
  Credit line -- State street                                  275,000
  Accrued expenses                                              69,990
                                                        ---------------
    Total current liabilities
                                                        ---------------

Total unearned interest
Note payable  State Street
Deferred income  Non-compete
Deferred taxes                                               1,526,990
                                                        ---------------
Total liabilities
                                                        ---------------

Stockholders' equity
  Common stock
  Additional paid in capital
  Retained earnings
  Net income (loss)

   Total stockholders' equity

Total liabilities and stockholders' equity


            GREEN MOUNTAIN PROPANE GAS COMPANY               CONFIDENTIAL
             STATEMENT OF RETAINED EARNINGS                    TREATMENT
          FOR THE YEAR ENDED DECEMBER 31, 1996

Balance January 1, 1996
Net income

Balance December 31, 1996



                        LEASE-ELEC, INC.
        INCOME STATEMENT AND STATEMENT OF RETAINED EARNINGS
              FOR THE YEAR ENDED DECEMBER 31, 1996

Operating revenues
  Rentals - electric storage heaters                                $0
                                                        ---------------
Operating expenses
  Accounting services                                                0
  General and administrative salaries                                0
  Payroll taxes                                                      0
  Telephone expenses                                                 0
  Maintenance of rental properties                                   0
  Depreciation of rental properties                                  0
  Office supplies expense                                            0
  Property tax expense                                               0
  Late fee - property tax                                            0
  Insurance expense                                                  0
                                                        ---------------
    Total operating expenses                                         0
                                                        ---------------
    Net operating income                                             0
                                                        ---------------

Other income
  Gain on sale of rental property                                    0
  Miscellaneous income - late charges                                0
  Loss on sale of rental property                                    0
  Miscellaneous income - automobile                                  0
                                                        ---------------
    Total other income                                               0
                                                        ---------------
Net income before taxes                                              0

Vermont state income tax expense                                     0
Provision for current income taxes                                   0
Provision for deferred income taxes                                  0
                                                        ---------------
    Total provision for income taxes                                 0
                                                        ---------------
Net income                                                           0
Retained earnings at beginning of period                      (143,245)
                                                        ---------------
Retained earnings at end of period                           ($143,245)
                                                        ===============


                        LEASE-ELEC, INC.
                         BALANCE SHEET
                       DECEMBER 31, 1996

ASSETS
Current assets
  Accounts receivable - GMPC - tax benefits                   $137,371
                                                        ---------------
    Total current assets                                       137,371
                                                        ---------------

Total assets                                                  $137,371
                                                        ===============


                        LEASE-ELEC, INC.
                         BALANCE SHEET
                       DECEMBER 31, 1996

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities

Accumulated deferred income taxes                              $30,116
                                                        ---------------
    Total liabilities                                           30,116
                                                        ---------------

Stockholders' equity
  Common stock                                                 250,500
  Retained earnings                                           (143,245)
                                                        ---------------
    Total stockholders' equity                                 107,255
                                                        ---------------
Total liabilities and stockholders' equity                    $137,371
                                                        ===============


                  GMP REAL ESTATE CORPORATION
        INCOME STATEMENT AND STATEMENT OF RETAINED EARNINGS
              FOR THE YEAR ENDED DECEMBER 31, 1996

Revenues
  Revenue - lease                                             $212,601
  Revenue - Interest                                               663
                                                        ---------------
    Total revenues                                             213,264
                                                        ---------------

Expenses
  Interest expense                                             178,912
  Income taxes - federal                                           937
  Income taxes - state                                             248
  Property tax expense                                               0
  Depreciation                                                  23,774
  Salaries and wages                                               196
  General administrative expense                                    15
  Miscellaneous expenses                                             0
                                                        ---------------
    Total expenses                                             204,082
                                                        ---------------
Net income                                                       9,182
Retained earnings at beginning of period                       (20,589)
                                                        ---------------
Retained earnings at end of period                            ($11,407)
                                                        ===============


                  GMP REAL ESTATE CORPORATION
                         BALANCE SHEET
                       DECEMBER 31, 1996

ASSETS
  Cash                                                          $6,849
  Rent receivable                                              529,742
  Land - headquarters                                          117,896
  Land - Wilmington                                             32,179
  Land - Bellows Falls                                          46,290
  Land - 35 Green Mountain Drive                               101,412
  Building - 35 Green Mountain Drive                           729,962
  Building - Biron estate Montpelier                            37,911
  Land - Biron estate Montpelier                               138,451
  Organization costs                                               403
  Income tax benefits receivable                                62,085
                                                        ---------------
    Total assets                                            $1,803,180
                                                        ===============


                  GMP REAL ESTATE CORPORATION
                         BALANCE SHEET
                       DECEMBER 31, 1996

LIABILITIES AND SHAREHOLDERS' EQUITY
  Accounts payable                                             $84,775
  Accrued interest payable                                      46,138
  Deferred income taxes                                         16,414
  Notes payable #2                                           1,486,260
  Notes payable #4                                             180,500
  Common stock (5 shares, no par)                                  500
  Retained earnings                                            (11,407)
                                                        ---------------
    Total liabilities and shareholders' equity              $1,803,180
                                                        ===============


                    MOUNTAIN ENERGY, INC.
                      INCOME STATEMENT
              FOR THE YEAR ENDED DECEMBER 31, 1996

Revenues
  Undistributed income in subsidiaries                      $1,630,930
  Other income                                                  95,061
  Interest income due from GMP                                 (58,983)
  Interest income Notes                                      1,169,868
  Interest income Bank                                          11,452
                                                        ---------------
    Net revenues                                             2,848,328
                                                        ---------------

Labor expenses
  Employee compensation                                        267,961
  Payroll taxes                                                 21,656
  Contract labor                                                48,808
  Professional fees - due from GMP                             (31,714)
                                                        ---------------
    Total labor expenses                                       306,711
                                                        ---------------

Benefits expenses
  Group medical claims                                          13,223
  Group medical admin                                            1,264
  Group life insurance                                             703
  Group disability insurance expense                             1,401
  Workers' comp insurance expense                                  700
  Postretirement health care expense                             6,000
  Pension expense                                                6,020
  401(k) expense                                                 6,886
                                                        ---------------
    Total benefits expenses                                     36,197
                                                        ---------------

Other operating expenses
  Telephone                                                      3,627
  Repairs and maintenance                                          297
  Office supplies                                                2,818
  Furniture and office equipment expense                           666
  Postage and freight                                            1,497
  Legal and professional fees                                   59,674
  Contract and Proj expense                                      7,087
  Membership dues and licenses                                   1,265
  Subscription & library fees                                    4,728
  Corporate franchise fees                                         250
  Education and seminars                                         1,249
  Travel and lodging                                            18,728
  Meals                                                            904
  Bank charges                                                     316
  Contributions                                                    135
  Interest expense                                             153,644
  Miscellaneous                                                  2,173
  Depreciation                                                   9,717
  Amortization - intangibles                                       458
  Amortization - loan origination costs                          3,000
  Parent payroll allocation                                      6,945
  Parent overhead allocation                                   106,449
                                                        ---------------
    Total other operating expenses                             385,627
                                                        ---------------

Total expenses                                                 728,535
                                                        ---------------
Income before taxes                                          2,119,793
                                                        ---------------

State income tax expense                                       193,858
Federal income tax expense                                     654,852
Income tax ITC amortization                                    (45,416)
                                                        ---------------
Net income                                                   1,316,499
                                                        ---------------
Retained earnings at beginning of period                     1,881,258
                                                        ---------------
Retained earnings at end of period                          $3,197,757
                                                        ===============


                    MOUNTAIN ENERGY, INC.
                      BALANCE SHEET
                    DECEMBER 31, 1996

ASSETS

Current assets
  Cash                                                        $337,986
  Accounts receivable                                           37,807
  GMP receivable                                             1,265,822
  Cegali receivable - agreement                                201,644
  Cegali receivable - guaranty                                  22,594
  Notes receivable                                             400,000
  Interest receivable-notes                                        863
  Prepaid state taxes                                           14,640
                                                        ---------------
    Total current assets                                     2,281,356
                                                        ---------------

Fixed assets
  Partnership interests                                     12,685,162
  Equity in earnings of subsidiaries                         5,171,843
  Partnership distributions                                 (4,913,503)
  Furniture and office equipment - net                          36,513
  Leasehold improvements - net                                   3,773
                                                        ---------------
    Total fixed assets                                      12,983,788
                                                        ---------------

Other assets
  Prepaid AMT                                                2,563,615
  Notes receivable                                           4,747,326
  Interest receivable - notes                                  175,872
  Intangible assets - net                                       11,415
                                                        ---------------
    Total other assets                                       7,498,228
                                                        ---------------
Total assets                                               $22,763,372
                                                        ===============

                    MOUNTAIN ENERGY, INC.
                      BALANCE SHEET
                    DECEMBER 31, 1996

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities
  GMP payable                                                2,325,677
  Payroll/payroll taxes payable                                    487
  Benefits payable                                               1,155
  Accounts payable                                              16,417
  Accrued interest payable-note                                 36,877
  Income tax true-ups (federal and state)                      230,386
                                                        ---------------
    Total current liabilities                                2,610,999
                                                        ---------------

Long-term liabilities
  Notes payable                                              1,749,103
  Deferred ITC                                                 156,382
  Deferred federal taxes                                     5,324,682
  Deferred state taxes                                         228,893
  Benefits reserves                                             53,039
  Deferred compensation                                         (9,980)
                                                        ---------------
    Total long-term liabilities                              7,502,119
                                                        ---------------

      Total liabilities                                     10,113,118
                                                        ---------------

Equity
  Common stock                                              16,352,497
  Return of capital                                         (6,900,000)
  Retained earnings                                          1,881,258
  Net income                                                 1,316,499
                                                        ---------------
    Total equity                                            12,650,254
                                                        ---------------
Total liabilities and equity                               $22,763,372
                                                        ===============


             GREEN MOUNTAIN RESOURCES INC.                      CONFIDENTIAL
        INCOME STATEMENT AND STATEMENT OF RETAINED EARNINGS       TREATMENT
              FOR THE YEAR ENDED DECEMBER 31, 1996

Revenues
  Undistributed earnings--NH
  Undistributed earnings--Mass Electric
  Undistributed earnings--Bay State

   Total revenues


Expenses
  Legal/accounting/other
  Billing support services
  Transportation
  Parent company charges
  Materials and other
  Amortization
  Income tax expense

   Total expenses



Net income

Retained earnings at beginning of period

Retained earnings at end of period


             GREEN MOUNTAIN RESOURCES, INC.                   CONFIDENTIAL
                      BALANCE SHEET                             TREATMENT
                   DECEMBER 31, 1996

ASSETS

Current Assets
  Accounts Receivable--NH
  Accounts Receivable--Mass Electric
  Accounts Receivable--Bay State

    Total current assets


Property and Equipment
  Legal Startup
  Market research
  Trademark
  Accumulated amortization

   Total property and equipment


Other assets
  Investment in NH
  Undistributed earnings--NH
  Investment in Mass Electric
  Undistributed earnings--Mass Electric
  Investment in Bay State
  Undistributed earnings-- Bay State

    Total other assets



Total Assets


LIABILITIES AND CAPITAL

Current liabilities
  Due to GMP

   Total current liabilities


Capital
  Common stock
  Capital--NH
  Capital--Mass Electric
  Capital--Bay State
  Retained earnings

   Total capital



Total liabilities and capital